armt0405_v2 - Price/Yield - 2A1                                                                          Full Coupon 5s

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Balance            $78,270,000.00  Delay         24            WAC(2)       5.498007202    WAM(2)                  358
Coupon             5.1603          Dated         12/1/2004     NET(2)       5.160252       WALA(2)                   2
Settle             1/7/2005        First Payment 1/25/2005
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* PAYS GROUP NET WAC LESS [0.0000%] THROUGH MONTH 59, THEN NET WAC LESS [0.00]%. EFFECTIVE NET MARGIN EQUALS APPROX.
[2.0186]% RUN TO EARLIEST OF EACH UNDERLYING LOAN'S RESET AND 10% CALL  (CALC. AS OF CUT-OFF DATE COLLATERAL INFORMATION)

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                      10 CPB -       15 CPB -      20 CPB -     25 CPB -      30 CPB -      40 CPB -       50 CPB -
      Price           Call (Y)       Call (Y)      Call (Y)     Call (Y)      Call (Y)      Call (Y)       Call (Y)
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      100-08           5.0319         5.0071        4.9795       4.9476        4.9118        4.8069         4.6708
      100-12           4.9934         4.9634        4.9300       4.8915        4.8482        4.7214         4.5569
      100-16           4.9549         4.9198        4.8806       4.8355        4.7848        4.6362         4.4434
      100-20           4.9165         4.8762        4.8313       4.7796        4.7215        4.5511         4.3301
      100-24           4.8782         4.8327        4.7821       4.7239        4.6584        4.4663         4.2172
      100-28           4.8399         4.7893        4.7330       4.6683        4.5954        4.3816         4.1045
      101-00           4.8017         4.7460        4.6841       4.6128        4.5325        4.2972         3.9921
      101-04           4.7636         4.7028        4.6352       4.5574        4.4698        4.2130         3.8800
      101-08           4.7255         4.6596        4.5864       4.5021        4.4073        4.1290         3.7682
      101-12           4.6875         4.6166        4.5377       4.4470        4.3449        4.0452         3.6567
      101-16           4.6496         4.5736        4.4891       4.3919        4.2826        3.9616         3.5454
      101-20           4.6117         4.5307        4.4406       4.3370        4.2204        3.8782         3.4345
      101-24           4.5739         4.4879        4.3922       4.2822        4.1585        3.7950         3.3238
      101-28           4.5361         4.4451        4.3439       4.2276        4.0966        3.7120         3.2134
      102-00           4.4985         4.4024        4.2957       4.1730        4.0349        3.6292         3.1033
      102-04           4.4609         4.3599        4.2476       4.1186        3.9733        3.5466         2.9935
      102-08           4.4233         4.3173        4.1996       4.0642        3.9119        3.4642         2.8839
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       WAL              3.67           3.21          2.82         2.47          2.17          1.58           1.16
 Principal Window     Jan05 -        Jan05 -      Jan05 -       Jan05 -       Jan05 -       Jan05 -       Jan05 -
                       Nov04          Nov09        Nov09         Oct09         Oct09         Nov08         Nov07
Principal # Months       59             59            59           58            58            47             35
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    LIBOR_1MO          2.3060         2.3060        2.3060       2.3060        2.3060        2.3060         2.3060
    LIBOR_6MO          2.6325         2.6325        2.6325       2.6325        2.6325        2.6325         2.6325
    LIBOR_1YR          2.9600         2.9600        2.9600       2.9600        2.9600        2.9600         2.9600
     CMT_1YR           2.6017         2.6017        2.6017       2.6017        2.6017        2.6017         2.6017
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       SWAP              Mat          0.25YR        0.50YR         1YR          1.5yr          2YR           3YR        4YR    5YR
                         Yld          2.4188        2.6325       2.9600        3.1560        3.3520         3.6280    3.8690 4.0840
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Note: Assumes estimated Initial Subordination to AAA of 7.00%. Subject to +/- 1.00% variance

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool.
 Credit Suisse First Boston LLC makes no representation that such analyses or calculations are
 accurate or that such valuations represent levels where actual trades may occur. Investors should           30-Nov-04
 rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
                                                                                 Preliminary - Subject to 10% Variance